April 25, 1996



Mr. Richard H. Lewis
President
Prima Energy Corporation
Prima Oil & Gas Company
1801 Broadway, Suite 500
Denver, CO  80202

RE: Letter Agreement between Prima Energy Corporation ("PEC"), Prima Oil & Gas Company ("POGC") and Norwest Bank Colorado, National Association, Successor in Interest to Norwest Bank Denver, National Association ("Norwest"), dated as of June 13, 1995 (the
        "Agreement").

Dear Mr. Lewis:

This will serve as the first amendment of the Agreement. Effective the date hereof, the following has been amended, all other terms and conditions to remain in full force and effect:

STRUCTURE
Funds will be available on a revolving basis (i.e. borrow, repay and reborrow) through April 30, 1998. All outstanding balances will be due May 1, 1998.

MATURITY DATE
May 1, 1998.

VII. NOTICES

          Lender:     Norwest Bank Colorado, N.A.
                      Energy and Minerals
                      1740 Broadway
                      Denver, CO  80274-8699

Sincerely,

NORWEST BANK COLORADO, NATIONAL ASSOCIATION


By:________________________________________
   G.S. Todd Berryman
   Vice President
   Energy & Minerals

AGREED TO AND ACCEPTED THIS 29 DAY OF APRIL, 1996.

PRIMA ENERGY CORPORATION



By:________________________________________
   Richard H. Lewis, President

PRIMA OIL & GAS COMPANY



By:________________________________________
   Richard H. Lewis, President



ACKNOWLEDGEMENTS



STATE OF COLORADO         )
                          )  ss.
CITY AND COUNT OF DENVER  )

    The foregoing instrument was acknowledged before me this 29th day of April, 1996 by Richard H. Lewis, President of Prima Energy Corporation and Prima Oil & Gas Company.

Witness my hand and official seal.



                              _________________________________
                              Notary Public - Karen A. Armbrust

                              My commission expires:   8-31-96